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                                                                    EXHIBIT 99.1


                                VOTING AGREEMENT


        VOTING AGREEMENT (this "Agreement"), dated as of July 22, 1999, by and among RFM Acquisition LLC, a Delaware limited liability company ("Shareholder"), Safeway Inc., a Delaware corporation ("Parent"), and SI Merger Sub, Inc., a Texas corporation and a wholly owned subsidiary of Parent ("Merger Sub").

        WHEREAS, Shareholder has beneficial ownership of the number of shares of common stock, par value $0.25 per share, of Randall's Food Markets, Inc., a Texas corporation (the "Company"), set forth opposite the name of Shareholder on the signature page hereof (such class of stock sometimes referred to herein as the "Company Common Stock," and the shares of Company Common Stock, including such shares that are acquired after the date hereof, including without limitation, as a result of a stock dividend, stock split, recapitalization, combination, reclassification, exchange, or change of such shares, or upon exercise or conversion of any securities, that are, from time to time, beneficially owned by Shareholder sometimes referred to herein as the "Shares");

        WHEREAS, simultaneously with the execution and delivery hereof, Parent, Merger Sub and the Company have entered into an Agreement and Plan of Merger (the "Merger Agreement"), dated as of the date hereof, which Merger Agreement has been approved by the Board of Directors of the Company, and has been approved by the Board of Directors of Parent and Merger Sub. The directors of the Company unanimously voted in favor of the adoption of the Merger Agreement and the recommendation that shareholders of the Company approve the merger of the Company with and into Merger Sub (the "Merger") as contemplated by the Merger Agreement;

        WHEREAS, in consideration for Shareholder entering into this Agreement, Parent has agreed to amend that certain Registration Rights Agreement, dated as of November 25, 1986, among Parent, KKR Partners II, L.P., SSI Associates, L.P., Dart/SSI Associates, L.P., SSI Equity Associates, L.P., KKR Associates and SSI Partners, L.P.; and

        WHEREAS, as a condition to entering into the Merger Agreement, Parent and Merger Sub have required that Shareholder agree, and in order to induce Parent and Merger Sub to enter into the Merger Agreement, Shareholder has agreed to enter into this Agreement.

        NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the parties hereby agree as follows:

        Section 1. Capitalized Terms. For purposes of this Agreement:

        "Acquisition Proposal" shall have the meaning set forth in the Merger Agreement.

        "Effective Time" shall have the meaning set forth in the Merger
Agreement.

        "Governmental Entity" shall mean any governmental or regulatory authority, agency, court, commission, body or other governmental entity.

        "Lien" shall mean any security interest, claim, pledge, charge, restriction on transfer, option, proxy, consent, voting trust, voting agreement or other encumbrance of any nature whatsoever.


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        Section 2. Representations and Warranties of Shareholder. Shareholder
represents and warrants to Parent and Merger Sub as follows:

        (a) Shareholder is a limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction under which it is organized.

        (b) Shareholder has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

        (c) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by Shareholder, and no other proceedings on the part of Shareholder are necessary to authorize this Agreement or to consummate the transactions so contemplated.

        (d) This Agreement has been duly and validly executed and delivered by Shareholder and, assuming this Agreement constitutes a valid and binding obligation of each of Parent and Merger Sub, constitutes a legal, valid and binding agreement of Shareholder enforceable against Shareholder in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency or other similar laws, now or hereafter in effect, affecting creditors' rights generally, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

        (e) The execution, delivery and performance by Shareholder of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) contravene or conflict with its organizational documents, (ii) assuming that all consents, authorizations and approvals contemplated by subsection (f) below have been obtained and all filings described therein have been made, contravene or conflict with or constitute a violation of any provision of any law, regulation, judgment, injunction, order or decree binding upon or applicable to Shareholder or any of its properties; or (iii) conflict with, or result in the breach or termination of or constitute a default (with or without the giving of notice or the lapse of time or both) under, or give rise to any right of termination, cancellation, or loss of any benefit to which Shareholder is entitled under any provision of any agreement, contract, license or other instrument binding upon Shareholder or any of its properties, or allow the acceleration of the performance of any obligation of Shareholder under any indenture, mortgage, deed of trust, lease, license, contract, instrument or other agreement to which Shareholder is a party or by which Shareholder, its assets or properties is subject or bound, other than such contraventions, conflicts, violations, breaches, defaults or other occurrences that would not reasonably be expected to prevent, delay or impair Shareholder's ability to consummate the transactions contemplated by this Agreement.

        (f) The execution, delivery and performance by Shareholder of this Agreement and the consummation of the transactions contemplated hereby by Shareholder require no filings, notices, declarations, consents or other actions to be made by Shareholder with, nor are any approvals or other confirmations or consents required to be obtained by Shareholder from any Governmental Entity (except those the failure of which to make, give or obtain, individually or in the aggregate, would not reasonably be expected to prevent, delay or impair, Shareholder's ability to consummate the transactions contemplated by this Agreement), other than filings, notices, approvals, confirmations, consents, declarations or decisions required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.


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        (g)     As of the date hereof, there is no action, suit, claim,
investigation or proceeding pending, or to the knowledge of Shareholder, threatened against Shareholder or its properties before any court or arbitrator or any Governmental Entity which challenges or seeks to prevent, enjoin, alter or delay the Merger or any of the other transactions contemplated hereby or by the Merger Agreement. As of the date hereof, Shareholder is not, and none of its properties is, subject to any order, writ, judgment, injunction, decree, determination or award which would prevent, delay or impair the consummation of the transactions contemplated hereby.

        (h) Shareholder is, and at the Effective Time will be, the sole record and beneficial owner of and has, and at the Effective Time Shareholder will have, good and valid title to the Shares, free and clear of any Liens, except for any Liens arising hereunder. Shareholder has, and at the Effective Time will have, the power to vote, dispose of and otherwise transfer the Shares without the approval, consent or other action of any person (other than a member acting in such capacity).

        (i) Except as set forth on Schedule 2(i) hereto, there are no options or rights to acquire, or understandings or arrangements to which Shareholder is a party relating to the Shares, other than this Agreement.

        (j) The Shares and the Investor Option (as defined in the Merger Agreement) represent all of the shares of Company Common Stock beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by Shareholder.

        (k) Shareholder understands and acknowledges that Parent is entering into, and causing Merger Sub to enter into, the Merger Agreement in reliance upon Shareholder's execution and delivery of this Agreement.

        Section 3. Representations and Warranties of Parent and Merger Sub. Parent and Merger Sub represent and warrant to Shareholder as follows:

        (a) Each of Parent and Merger Sub is duly organized, validly existing and in good standing under the laws of the jurisdiction under which it is organized.

        (b) Each of Parent and Merger Sub has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

        (c) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by each of Parent and Merger Sub, and no other proceedings on the part of Parent or Merger Sub are necessary to authorize this Agreement or to consummate the transactions so contemplated.

        (d) The execution, delivery and performance by each of Parent and Merger Sub of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) contravene or conflict with Parent's Certificate of Incorporation or Bylaws, (ii) assuming that all consents, authorizations and approvals contemplated by subsection (e) below have been obtained and all filings described therein have been made, contravene or conflict with or constitute a violation of any provision of any law, regulation, judgment, injunction, order or decree binding upon or applicable to Parent or any of its properties; or (iii) conflict with, or result in the breach or termination of or constitute a default (with or without the giving of notice or the lapse of time or both) under, or give rise to any right


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of termination, cancellation, or loss of any benefit to which Parent is entitled under any provision of any agreement, contract, license or other instrument binding upon Parent or any of its properties, or allow the acceleration of the performance of any obligation of Parent under any indenture, mortgage, deed of trust, lease, license, contract, instrument or other agreement to which Parent is a party or by which Parent, its assets or properties is subject or bound, other than such contraventions, conflicts, violations, breaches, defaults or other occurrences that would not reasonably be expected to prevent, delay or impair Parent's ability to consummate the transactions contemplated by this Agreement.

        (e) The execution, delivery and performance by each of Parent and Merger Sub of this Agreement and the consummation of the transactions contemplated hereby by each of Parent and Merger Sub require no filings, notices, declarations, consents or other actions to be made by Parent or Merger Sub with, nor are any approvals or other confirmations or consents required to be obtained by Parent or Merger Sub from any Governmental Entity (except those the failure of which to make, give or obtain, individually or in the aggregate, would not reasonably be expected to prevent, delay or impair, Parent's or Merger Sub's ability to consummate the transactions contemplated by this Agreement), other than filings, notices, approvals, confirmations, consents, declarations or decisions as set forth in Section 3.2(d) of the Merger Agreement and Section 3.2(d) of the Parent Disclosure Schedule (as defined in the Merger Agreement).

        Section 4. Agreement to Vote; Proxy.

        (a) Shareholder agrees with, and covenants to, Parent and Merger Sub as follows:

                (i) At any meeting of shareholders of the Company called to vote upon the Merger, the Merger Agreement or the other transactions contemplated by the Merger Agreement or at which a vote, consent or other approval with respect to the Merger, the Merger Agreement or the other transactions contemplated by the Merger Agreement is sought, Shareholder shall vote (or cause to be voted) or shall consent, execute a consent or cause to be executed a consent in respect of the Shares in favor of the Merger, the execution and delivery by the Company of the Merger Agreement and the approval of the terms thereof and each of the other transactions contemplated by the Merger Agreement.

                (ii) At any meeting of shareholders of the Company or at any adjournment thereof or in any other circumstances upon which their vote, consent or other approval is sought, Shareholder shall vote (or cause to be voted) the Shares against (x) any Acquisition Proposal or (y) any amendment of the Company's Articles of Incorporation or By-laws which amendment would in any manner prevent or materially impede, interfere with or delay the Merger, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement.

        (b) Shareholder hereby grants to, and appoints, Steve Burd and Michael Ross and any other individual who is designated by Parent, until the termination of this Agreement pursuant to Section 15, an irrevocable proxy, coupled with an interest, and attorney-in-fact (with full power of substitution), for and in the name, place and stead of Shareholder, with respect to the Shares, to vote the Shares, or grant or execute a consent or approval, in the complete discretion of Parent or Merger Sub, as the case may be, at any meeting of shareholders of the Company or at any adjournment thereof or in any other circumstances upon which their vote, consent or other approval is sought in accordance with paragraph (a) of this Section 4. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of the Texas Business Corporation Act. Shareholder agrees that this Agreement, including the provisions of this Section 4 will be recorded in the books and records of the Company.


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        Section 5. Additional Covenants.

        (a) Disposition of Shares. Except pursuant to this Agreement, Shareholder shall not, without the prior written consent of Parent, directly or indirectly, during the term of this Agreement (i) grant or enter into any Lien, power of attorney or other agreement or arrangement with respect to the voting of the Shares, (ii) sell, assign, transfer, encumber or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the direct or indirect sale, assignment, transfer, encumbrance or other disposition of any of the Shares (except for a sale, assignment or transfer to an affiliate of Shareholder who or which agrees to be bound by all of the provisions of this Agreement with respect to such transferred Shares) or
(iii) take any other action that would in any way restrict, limit or interfere with the performance of its obligations hereunder or the transactions contemplated hereby. Shareholder hereby irrevocably waives any rights of appraisal or rights to dissent from the Merger that Shareholder may have. Shareholder agrees, and shall cause its affiliates to agree, to exercise any rights that Shareholder or any of such affiliates may have to cause any shareholders of the Company, including those shareholders party to that certain Voting, Repurchase and Shareholder's Agreement dated as of April 1, 1997 or any Stockholder's Agreement with Shareholder, to vote any shares held by such shareholder in favor of the Merger and to waive any rights of appraisal or rights of dissent from the Merger that such shareholder may have.

        (b)     Shareholder Profit

                (i) In the event that the Merger Agreement shall have been terminated at any time pursuant to Section 7.1(d), (e), or (f) thereof (provided, with respect to a termination pursuant to Section 7.1(d), a termination fee could become payable to Parent pursuant to Section 7.2 of the Merger Agreement), Shareholder shall pay to Parent an amount equal to 50% of the profit (determined in accordance with this Section 5(b)) of Shareholder (i) from the sale or other disposition of any Shares within 12 months of the termination of this Agreement pursuant to an Acquisition Proposal, (ii) from the sale or other disposition of any Shares (including a distribution to Shareholder's members, unless such distributee agrees to be bound by the terms of this Agreement) within 12 months of the termination of this Agreement which is not pursuant to a bona fide public offering of shares of Company Common Stock which sale or disposition is made at such time as an Acquisition Proposal is pending or (iii) from the sale of other disposition of any Shares pursuant to a Superior Proposal (as defined in the Merger Agreement) at any time so long as the agreement with respect to such Superior Proposal is entered into within 12 months of the termination of this Agreement. Payment shall be made promptly upon the receipt of the proceeds from such sale or other disposition.

                (ii) For purposes of this Section 5(b), the profit of Shareholder shall equal (A) the aggregate consideration received by Shareholder for the Shares that were sold or disposed of, valuing any non-cash consideration (including any residual interest in the Company) at its fair market value on the date of such consummation, less (B) $41.75 per Share multiplied by the number of Shares sold or disposed of less (C) all out-of-pocket transaction costs incurred by Shareholder directly in connection with such sale or disposition. With respect to a distribution of Shares to members at such time as an Acquisition Proposal is pending with respect to which a payment is required under Section 5(b)(i) above, the aggregate consideration shall be deemed to be the amount proposed to be paid pursuant to the Acquisition Proposal.

                (iii) For purposes of this Section 5(b), the fair market value of any non-cash consideration consisting of:


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                        (A)     securities listed on a national securities
                                exchange or traded or quoted on the Nasdaq shall be equal to the average closing price per share of such security as reported on the composite trading system of such exchange or by Nasdaq for the five trading days ending on the trading day immediately prior to the date of the value determination; and

                        (B) consideration which is other than cash or securities of the form specified in clause (A) of this Section 5(b)(iii) shall be determined by a nationally recognized independent investment banking firm mutually agreed upon by the parties within 10 business days of the event requiring selection of such banking firm; provided, however, that if the parties are unable to agree within two business days after the date of such event as to the investment banking firm, then the parties shall each select one firm, and those firms shall select a third investment banking firm, which third firm shall make such determination; provided further, that the fees and expenses of such investment banking firm shall be borne equally by Parent and Shareholder. The determination of the investment-banking firm shall be binding upon the parties.

                (iv) Any payment of profit under this Section 5(b) shall be paid in the same proportion of cash and non-cash consideration as the aggregate consideration received by Shareholder in the Acquisition Proposal or other disposition.

                (v) Shareholder shall not engage in any transaction with respect to the Shares with the primary purpose of depriving Parent of the intended benefits of this Agreement.

        (c) Governmental Filings. Shareholder shall promptly make any and all filings that Shareholder is required to make with any Governmental Entity with respect to the transactions contemplated by this Agreement or the Merger Agreement. Shareholder further agrees to use its reasonable best efforts to obtain all approvals required by any Governmental Entity to consummate the transactions contemplated hereby.

        (d) Investor Option. At the Effective Time, Shareholder shall deliver to Parent the Investor Option for sale to Parent in accordance with
Section 1.10 of the Merger Agreement.

        (e) Termination of Agreements. Each of (i) the letter agreement, dated as of April 1, 1997 between Shareholder and the Company and (ii) the letter agreement, dated as of June 18, 1997, between Shareholder and the Company shall be terminated concurrent with the Effective Time and the Company shall have no liability or obligation of any nature, whether or not accrued, contingent or otherwise thereunder.

        Section 6. No Solicitations. Shareholder and its affiliates (other than the Company and its subsidiaries) will immediately cease any existing discussions or negotiations with any third parties conducted on or prior to the date hereof with respect to any Acquisition Proposal. Shareholder agrees that it will not, and will use its best efforts to cause such affiliates not to, directly or indirectly, solicit, initiate, encourage or take any other action to facilitate any inquiries or proposals with respect to, or that could reasonably be expected to lead to, an Acquisition Proposal or engage in negotiations or discussions concerning, or provide any confidential information relating to, any Acquisition Proposal or agree to approve or recommend or participate in any Acquisition Proposal. Shareholder agrees that it and any of such affiliates will promptly advise Parent of, and communicate to Parent the terms of, any


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such inquiry or proposal it or any of such affiliates may receive, and will promptly advise Parent if it or any of such affiliates provides any such information to any such person.

        Section 7. Actions by Board. No action taken by the Board of Directors of the Company shall modify, alter, change or otherwise affect the obligations of Shareholder hereunder.

        Section 8. Governing Law. This Agreement shall be governed by the internal laws of the State of Texas without regard to the principles of conflicts of law.

        EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (iii) IT MAKES SUCH WAIVERS VOLUNTARILY, AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.

        Section 9. Notices. Notices under this Agreement shall be deemed to be duly given when delivered in person, by cable, telegram, telex or facsimile, by overnight courier or by registered or certified mail (postage prepaid, return receipt requested) in writing as follows:

        If to Parent or Merger Sub, to:

        Safeway Inc.
        5918 Stoneridge Mall Road
        Pleasanton, CA 94588
        Telecopy No.: (925) 467-3231
        Attention:    Michael C. Ross, General Counsel

        With a copy to:

        Latham & Watkins
        505 Montgomery Street, Suite 1900
        San Francisco, CA  94111-2562
        Telecopy No.: (415) 395-8095
        Attention:    Scott R. Haber

        If to Shareholder, to:

        RFM Acquisition LLC
        c/o Kohlberg Kravis Roberts & Co. L.P.
        9 West 57th Street


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        New York, NY  10019
        Telecopy No.: (212) 750-0003
        Attention:  Paul Raether

        With a copy to:

        Simpson Thacher & Bartlett
        425 Lexington Avenue
        New York, NY  10017-3954
        Telecopy No.: (212) 455-2502
        Attention:    David J. Sorkin

        Section 10. Entire Agreement; Amendments. This Agreement constitutes the entire understanding of the parties with respect to the subject matter hereof. There are no restrictions, agreements, promises, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein or therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter and is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder. This Agreement may be amended only by a written instrument duly executed by Parent, Merger Sub and Shareholder.

        Section 11. Assignment. Notwithstanding any other provision of this Agreement, this Agreement shall not be assignable by any party hereto except by Parent or Merger Sub to any direct or indirect wholly owned subsidiary of Parent; provided, however, that no such assignment shall relieve either Parent or Merger Sub from its obligations hereunder. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable against, (i) as to Shareholder, Shareholder and Shareholder's beneficiaries and representatives, and (ii) Parent and Merger Sub and their successors and permitted assigns. Shareholder agrees that this Agreement and the obligations of Shareholder hereunder shall attach to such Shareholder's Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Shares shall pass, whether by operation of law or otherwise, including Shareholder's heirs, guardians, administrators or successors.

        Section 12. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity and enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or entity or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid and unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons, entities or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

        Section 13. Stop Transfer Order. In furtherance of this Agreement, concurrently herewith Shareholder shall and hereby does authorize Parent and Merger Sub to notify the Company's transfer agent that there is a stop transfer order with respect to all of the Shares subject to the terms of this Agreement (and that this Agreement places limits on the voting and transfer of the Shares). Shareholder further agrees to cause the Company not to register the transfer of any certificate representing any of Shareholder's Shares unless such transfer is made in accordance with the terms of this Agreement.


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        Section 14. Further Action. From time to time, at the request of Parent or Merger Sub and without further consideration, Shareholder shall execute and deliver to Parent and Merger Sub such documents and take such action as Parent or Merger Sub may reasonably request in order to consummate the transactions contemplated hereby.

        Section 15. Termination. Except for Section 5(b), this Agreement shall terminate and be of no further force and effect upon the earliest to occur of
(a) the Effective Time and (b) sixty (60) days after the termination of the Merger Agreement pursuant to its terms; provided, however, that nothing herein shall relieve any party for liability for any breach hereof. Section 5(b) shall terminate in accordance with its terms.

        Section 16. Survival. None of the representations, warranties, covenants and other agreements in this Agreement or in any instrument delivered pursuant to this Agreement, including any rights arising out of any breach of such representations and warranties, covenants and other agreements, shall survive the termination of this Agreement pursuant to Section 15, except for this
Section 16 and Sections 8, 9, 11, 18, 19 and 20.

        Section 17. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more of the counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

        Section 18. Specific Performance. Shareholder, Parent and Merger Sub acknowledge that this Agreement and the Shares are unique and that no party will have an adequate remedy at law if any other party breaches any covenant herein or fails to perform its obligations hereunder. Accordingly, Shareholder, Parent and Merger Sub agree that the others shall have the right, in addition to any other rights which it may have, to specific performance and equitable injunctive relief if any party shall fail or threaten to fail to perform any of its obligations under this Agreement.

        Section 19. Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expense.

        Section 20. Shareholder Capacity. Shareholder signs solely in its capacity as the record holder and beneficial owner of the Shares and nothing herein shall limit or affect any actions taken or to be taken by any officer, director or financial advisor of the Company or its subsidiaries in his, her or its capacity as an officer, director or financial advisor of the Company, subject to the Merger Agreement.


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        IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its representatives thereunto duly authorized, all as of the day and year first above written.

                                       SAFEWAY INC.



                                       By:   /s/ MICHAEL C. ROSS
                                          -----------------------------------
                                            Title: Senior Vice President and
                                                   Secretary



                                       SI MERGER SUB, INC.



                                       By:  /s/ MICHAEL C. ROSS
                                          -----------------------------------
                                            Title: Vice President and
                                                   Secretary



                                       RFM ACQUISITION LLC



                                       By:  /s/ JAMES H. GREEN, JR.
                                          ------------------------------------
                                            Title: President

        Shareholder Holds:

        18,579,686  Shares of Common Stock
        Option to Purchase 3,606,881 Shares of Common Stock


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